Supplement to the Prospectuses and Statement of Additional Information

                       Credit Suisse Large Cap Value Fund

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information, dated February 28, 2006.

Effective December 1, 2006, the fund's investment strategy will change to a quantitative approach. While the fund's policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations will not change, these securities will be selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach.

The fund will be managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. Under the fund's new investment strategy, the portfolio managers will select securities for the fund using proprietary quantitative models, which are designed to:

     o forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum;

     o identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the fund's overall exposure to such low quality stocks; and

     o    help  determine  the fund's  relative  exposure to different  industry
          sectors  by  analyzing  sector   performance  under  different  market
          scenarios.

Under the fund's current investment strategy, the fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000(R) Index. Under the fund's new investment strategy, the portfolio managers will continue to use the Russell 1000(R) Value Index as a benchmark and will apply the proprietary quantitative models described above to companies that are represented in the Russell 1000(R) Value Index, as well as other companies with similar attributes and capitalizations to the companies in the Russell 1000(R) Value Index. A stock may be overweighted or underweighted in relation to the Russell 1000(R) Value Index based on the expected return and risks associated with that stock, both considered relative to the fund as a whole, among other characteristics. In general, the fund will maintain investment attributes that are similar to those of the Russell 1000(R) Value Index, and intends to limit its divergence from the Russell 1000(R) Value Index in terms of market, industry and sector exposures.

In addition, in connection with the fund's change in investment strategy, the fund's advisory fee will be reduced from 0.75% of its average daily net assets up to $75 million and 0.50% of its average daily net assets over $75 million to 0.50% of its average daily net assets.

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The fund's 80% investment policy may be changed by the fund's Board of Trustees on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

Dated:  September 26, 2006                                    16-0906
                                                              for
                                                              USEQVAL-PRO-LOAD
                                                              LCV-PRO-ADV
                                                              2006-033